Press Release

Contact
Kathy Ta
Vice President, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE FOURTH QUARTER OF FISCAL 2018, INCREASES DIVIDEND BY 10%

•	Revenue: $633 million

•	Gross Margin: 66.1% GAAP (68.0% excluding special items)

•	EPS: $0.68 GAAP ($0.73 excluding special items)

•	Fiscal first quarter revenue outlook: $615 to $655 million

•	Quarterly dividend increased 10% to $0.46 per share

SAN JOSE, CA – July 26, 2018 – Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $633 million for its fourth quarter of fiscal 2018 ended June 30, 2018, a 2% decrease from the $649 million revenue recorded in the prior quarter, and a 5% increase from the same quarter of last year.

Tunc Doluca, President and Chief Executive Officer, commented, “We are pleased with our June quarter results.  Our power management franchise in Automotive and Industrial is producing sustainable and profitable growth.” Mr. Doluca continued, “This execution against our strategy is resulting in strong and predictable cash flows, which support our industry-leading dividend and stock repurchase plans. Today, we are announcing a 10% increase in our dividend, reflecting our continued commitment to return cash to shareholders and confidence in our long-term outlook.”

Fiscal Year 2018 Fourth Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the June quarter was $0.68. The results were affected by $12 million in pre-tax special items which primarily consisted of charges related to acquisitions. GAAP earnings per share, excluding special items was $0.73. An analysis of GAAP versus GAAP excluding special items is provided in the last table of this press release.

Cash Flow Items
At the end of the fourth quarter of fiscal 2018, total cash, cash equivalents and short-term investments were $2.63 billion, a decrease of $98 million from the prior quarter.
Notable items included:

•	Cash flow from operations: $147 million

•	Capital expenditures: $12 million

•	Dividends paid: $117 million ($0.42 per share)

•	Stock repurchases: $128 million

Adjusted trailing twelve months free cash flow was $932 million, which excludes a one-time tax payment of $178 million in the fourth quarter of fiscal 2018. Free cash flow is a non-GAAP measure and is defined by cash flow from operations less capital expenditures.

Business Outlook
The Company’s 90-day backlog at the beginning of the September 2018 quarter was $441 million. Based on the beginning backlog and expected turns, our results for the September 2018 quarter are forecasted to be as follows:

•	Revenue: $615 to $655 million

•	Gross Margin: 65% to 67% GAAP (66.5% to 68.5% excluding special items)

•	EPS: $0.67 to $0.73 GAAP ($0.72 to $0.78 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
Our Board of Directors approved a 10% increase in the quarterly dividend. A cash dividend of $0.46 per share will be paid on September 13, 2018, to stockholders of record on August 30, 2018.

Conference Call
Maxim Integrated has scheduled a conference call on July 26 at 1:15 p.m. Pacific Time to discuss its financial results for the fourth quarter of fiscal 2018 and its business outlook. This call will be webcast by Shareholder.com and can be accessed at the Company’s website at investor.maximintegrated.com.

A presentation summarizing financial information to be discussed on the conference call is posted at investor.maximintegrated.com.

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	June 30, 2018	March 31, 2018	June 24, 2017
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,543,484	$1,629,593	$2,246,121
Short-term investments	1,082,915	1,094,801	498,718
Total cash, cash equivalents and short-term investments	2,626,399	2,724,394	2,744,839
Accounts receivable, net	280,072	320,553	256,454
Inventories	282,390	273,616	247,242
Other current assets	21,548	22,275	57,059
Total current assets	3,210,409	3,340,838	3,305,594
Property, plant and equipment, net	579,364	589,177	606,581
Intangible assets, net	78,246	90,848	90,867
Goodwill	532,251	532,904	491,015
Other assets	51,291	69,428	76,176
TOTAL ASSETS	$4,451,561	$4,623,195	$4,570,233

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$92,572	$84,407	$77,373
Income taxes payable	17,961	24,339	3,688
Accrued salary and related expenses	151,682	147,771	145,299
Accrued expenses	35,774	48,384	37,663
Deferred margin on shipments to distributors	—	—	14,974
Current portion of long-term debt	499,406	499,050	—
Total current liabilities	797,395	803,951	278,997
Long-term debt	991,147	990,787	1,487,678
Income taxes payable	661,336	817,969	557,498
Other liabilities	70,743	59,497	43,366
Total liabilities	2,520,621	2,672,204	2,367,539

Stockholders' equity:
Common stock and capital in excess of par value	279	283	283
Retained earnings	1,945,646	1,963,912	2,212,301
Accumulated other comprehensive loss	(14,985)	(13,204)	(9,890)
Total stockholders' equity	1,930,940	1,950,991	2,202,694
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$4,451,561	$4,623,195	$4,570,233

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended			Year Ended
	June 30, 2018	March 31, 2018	June 24, 2017	June 30, 2018	June 24, 2017
	(in thousands, except per share data)
Net revenues	$633,154	$648,599	$602,005	$2,480,066	$2,295,615
Cost of goods sold (1)	214,486	224,653	208,339	853,945	849,135
Gross margin	418,668	423,946	393,666	1,626,121	1,446,480
Operating expenses:
Research and development	112,056	114,390	114,011	450,943	453,977
Selling, general and administrative	82,611	81,304	75,129	322,918	291,511
Intangible asset amortization	844	876	2,050	4,467	9,189
Impairment of long-lived assets (2)	—	—	—	892	7,517
Severance and restructuring expenses	833	2,272	1,175	15,060	12,453
Other operating expenses (income), net (3)	(71)	266	1,923	(1,607)	(22,944)
Total operating expenses (income), net	196,273	199,108	194,288	792,673	751,703
Operating income (loss)	222,395	224,838	199,378	833,448	694,777
Interest and other income (expense), net (4)	1,305	(2,534)	(3,798)	(8,563)	(15,188)
Income (loss) before provision for income taxes	223,700	222,304	195,580	824,885	679,589
Income tax provision (benefit) (5)	29,528	28,677	32,271	357,567	107,976
Net income (loss)	$194,172	$193,627	$163,309	$467,318	$571,613

Earnings (loss) per share:
Basic	$0.70	$0.69	$0.58	$1.66	$2.02
Diluted	$0.68	$0.68	$0.57	$1.64	$1.98

Shares used in the calculation of earnings (loss) per share:
Basic	279,304	280,850	282,747	280,979	283,147
Diluted	283,934	285,881	287,494	285,674	287,974

Dividends paid per share	$0.42	$0.42	$0.33	$1.56	$1.32

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended			Year Ended
	June 30, 2018	March 31, 2018	June 24, 2017	June 30, 2018	June 24, 2017
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$11,759	$12,101	$11,064	$46,064	$46,485
Accelerated depreciation (1)	—	—	—	—	3,459
Total	$11,759	$12,101	$11,064	$46,064	$49,944

Operating expenses:
Intangible asset amortization	$844	$876	$2,050	$4,467	$9,189
Impairment of long-lived assets (2)	—	—	—	892	7,517
Severance and restructuring	833	2,272	1,175	15,060	12,453
Other operating expenses (income), net (3)	(71)	266	1,923	(1,607)	(22,944)
Total	$1,606	$3,414	$5,148	$18,812	$6,215

Interest and other expense (income), net (4)	$(941)	$(97)	$(90)	$(1,243)	$(5,661)
Total	$(941)	$(97)	$(90)	$(1,243)	$(5,661)

Provision (benefit) for income taxes:
Impact of U.S. tax legislation (5)	$—	$—	$—	$243,550	$—
Total	$—	$—	$—	$243,550	$—

(1) Includes building and equipment accelerated depreciation related to the Dallas manufacturing facility during fiscal year 2017.
(2) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(3) Includes gain on sale of the micro-electromechanical systems (MEMS) business line during fiscal year 2017.
(4) Includes gain on sale of shares received for the sale of the wafer manufacturing facility in San Antonio, Texas during fiscal year 2017.
(5) Includes effect of U.S. tax legislation enacted on December 22, 2017.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended			Year Ended
	June 30, 2018	March 31, 2018	June 24, 2017	June 30, 2018	June 24, 2017
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$194,172	$193,627	$163,309	$467,318	$571,613
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	19,753	20,605	17,624	78,685	71,117
Depreciation and amortization	36,083	36,324	38,194	144,974	164,292
Deferred taxes	21,458	(2,670)	1,697	27,715	(7,895)
Loss (gain) from sale of property, plant and equipment	423	1,160	7,006	995	16,365
Loss (gain) on sale of business	—	—	—	—	(26,620)
Impairment of long-lived assets	—	—	665	42	1,462
Impairment of investment in privately-held companies	—	—	—	850	6,720
Changes in assets and liabilities:
Accounts receivable	40,480	(80,953)	1,138	(19,714)	78
Inventories	(9,450)	(11,036)	(5,715)	(32,776)	(21,215)
Other current assets	(212)	(367)	(727)	32,368	(3,547)
Accounts payable	6,131	(235)	(5,235)	9,560	(6,205)
Income taxes payable	(163,010)	30,067	22,619	117,654	60,798
Deferred margin on shipments to distributors	—	—	(20,751)	(14,974)	(23,805)
Accrued salary and related expenses	3,911	33,408	9,597	5,737	(21,399)
All other accrued liabilities	(3,080)	3,295	7,507	1,030	(8,102)
Net cash provided by (used in) operating activities	146,659	223,225	236,928	819,464	773,657
Cash flows from investing activities:
Purchase of property, plant and equipment	(12,118)	(16,930)	(13,050)	(65,782)	(51,421)
Proceeds from sales of property, plant and equipment	62	2,844	7,576	5,823	10,792
Proceeds from sale of available-for-sale securities	7,287	60,008	—	107,291	50,994
Proceeds from maturity of available-for-sale securities	330,749	304,289	50,000	753,249	75,000
Proceeds from sale of business	—	—	—	—	42,199
Payment in connection with business acquisition, net of cash acquired	—	(57,773)	—	(57,773)	—
Purchases of available-for-sale securities	(325,063)	(268,821)	(49,891)	(1,447,354)	(450,135)
Purchases of privately-held companies' securities	(2,164)	(1,250)	—	(5,520)	(2,825)
Net cash provided by (used in) investing activities	(1,247)	22,367	(5,365)	(710,066)	(325,396)
Cash flows from financing activities:
Net issuance of restricted stock units	(9,148)	(9,642)	(7,471)	(30,310)	(25,183)
Repayment of notes payable	—	—	—	—	(250,000)
Issuance of debt	—	—	500,000	—	500,000
Debt issuance cost	—	—	(3,688)	—	(3,688)
Proceeds from stock options exercised	1,626	7,716	18,434	28,009	63,003
Issuance of common stock under employee stock purchase program	21,346	—	19,805	36,321	34,269
Repurchase of common stock	(128,024)	(127,700)	(75,853)	(407,968)	(251,799)
Dividends paid	(117,321)	(117,883)	(93,396)	(438,087)	(373,971)
Net cash provided by (used in) financing activities	(231,521)	(247,509)	357,831	(812,035)	(307,369)
Net increase (decrease) in cash and cash equivalents	(86,109)	(1,917)	589,394	(702,637)	140,892
Cash and cash equivalents:
Beginning of period	$1,629,593	$1,631,510	$1,656,727	$2,246,121	$2,105,229
End of period	$1,543,484	$1,629,593	$2,246,121	$1,543,484	$2,246,121

Total cash, cash equivalents, and short-term investments	$2,626,399	$2,724,394	$2,744,839	$2,626,399	$2,744,839

ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended			Year Ended
	June 30, 2018	March 31, 2018	June 24, 2017	June 30, 2018	June 24, 2017
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$418,668	$423,946	$393,666	$1,626,121	$1,446,480
GAAP gross profit %	66.1%	65.4%	65.4%	65.6%	63.0%

Special items:
Intangible asset amortization	11,759	12,101	11,064	46,064	46,485
Accelerated depreciation (1)	—	—	—	—	3,459
Total special items	11,759	12,101	11,064	46,064	49,944
GAAP gross profit excluding special items	$430,427	$436,047	$404,730	$1,672,185	$1,496,424
GAAP gross profit % excluding special items	68.0%	67.2%	67.2%	67.4%	65.2%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$196,273	$199,108	$194,288	$792,674	$751,703

Special items:
Intangible asset amortization	844	876	2,050	4,467	9,189
Impairment of long-lived assets (2)	—	—	—	892	7,517
Severance and restructuring	833	2,272	1,175	15,060	12,453
Other operating expenses (income), net (3)	(71)	266	1,923	(1,607)	(22,944)
Total special items	1,606	3,414	5,148	18,812	6,215
GAAP operating expenses excluding special items	$194,667	$195,694	$189,140	$773,862	$745,488

Reconciliation of GAAP net income (loss) to GAAP net income excluding special items:
GAAP net income (loss)	$194,172	$193,627	$163,309	$467,318	$571,613

Special items:
Intangible asset amortization	12,603	12,977	13,114	50,531	55,674
Accelerated depreciation (1)	—	—	—	—	3,459
Impairment of long-lived assets (2)	—	—	—	892	7,517
Severance and restructuring	833	2,272	1,175	15,060	12,453
Other operating expenses (income), net (3)	(71)	266	1,923	(1,607)	(22,944)
Interest and other expense (income), net (4)	(941)	(97)	(90)	(1,243)	(5,661)
Pre-tax total special items	12,424	15,418	16,122	63,633	50,498
Other income tax effects and adjustments (5)	1,194	151	499	(898)	(11,465)
Impact of U.S. tax legislation (6)	—	—	—	243,550	—
GAAP net income excluding special items	$207,790	$209,196	$179,930	$773,603	$610,646

GAAP net income per share excluding special items:
Basic	$0.74	$0.74	$0.64	$2.75	$2.16
Diluted	$0.73	$0.73	$0.63	$2.71	$2.12

Shares used in the calculation of earnings per share excluding special items:
Basic	279,304	280,850	282,747	280,979	283,147
Diluted	283,934	285,881	287,494	285,674	287,974

(1) Includes building and equipment accelerated depreciation related to the Dallas manufacturing facility during fiscal year 2017.
(2) Includes impairment of investments in privately-held companies and other equipment impairment charges.
(3) Includes gain on sale of the micro-electromechanical systems (MEMS) business line during fiscal year 2017.
(4) Includes gain on sale of shares received for the sale of the wafer manufacturing facility in San Antonio, Texas during fiscal year 2017.
(5) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.
(6) Includes effect of U.S. tax legislation enacted on December 22, 2017.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; accelerated depreciation; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. We defined free cash flow as net cash provided from operations less gross capital expenditures. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization and accelerated depreciation. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; impairment of long-lived assets; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items including the tax provision impact of pre-tax special items. In fiscal year 2016, we began using a long-term tax rate to compute the GAAP provision for income taxes excluding special items. We reviewed the long-term tax rate on an annual basis and more frequently whenever events occurred that may have materially affected the long-term tax rate such as tax law changes; significant changes in our geographic earnings mix; or changes in our corporate structure. This long-term tax rate considered the income tax impact of pre-tax special items and eliminated the effects of significant non-recurring and period specific tax items which varied in size and frequency, including certain one-time tax charges resulting from U.S. tax legislation that was enacted on December 22, 2017. In the first quarter of fiscal year 2018, we began using a long-term tax rate of 14%, which was our forecast of the weighted average of our normalized fiscal year GAAP tax rate excluding special items over a four-year period, that included the past three fiscal years plus the current fiscal year projection at the beginning of fiscal year 2018. In the third quarter of fiscal year 2018, we modified our approach and began using a 12% tax rate for fiscal year 2018.  Because of the impacts of tax reform, a long-term average tax rate is no longer appropriate for the remainder of fiscal year 2018.  The tax rate of 12% best reflects the tax rate excluding special items for fiscal year 2018 as a single year.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; accelerated depreciation; impairment of long-lived assets; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its first quarter of fiscal 2019 ending in September 2018, which includes revenue, gross margin and earnings per share.  These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 24, 2017 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331617000028/maxim10-kfy2017.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated develops innovative analog and mixed-signal products and technologies to make systems smaller and smarter, with enhanced security and increased energy efficiency. We are empowering design innovation for our automotive, industrial, healthcare, mobile consumer, and cloud data center customers to deliver industry-leading solutions that help change the world. Learn more at http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations

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